Exhibit 99.16

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1998
           Series 1998-6B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.449546
                                                      -------------------------
       Weighted average maturity                                        351.50
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                             Principal
            Principal Per  Prepayments Per  Interest Per
      Class  Certificate     Certificate     Certificate     Payout Rate
      -----  -----------     -----------     -----------     -----------
       2PO  $   0.10531093 $    0.00000000  $ 0.00000000   %   0.00000000
       2A1  $ 128.27214462 $  120.90382154  $ 2.76584000   %   6.75000135
       2A2  $  19.90382804 $   18.76049467  $ 5.18134759   %   6.74999994
       2A3  $  16.56999373 $   15.61816540  $ 5.25565817   %   6.75000004
       2A4  $   0.00000000 $    0.00000000  $ 5.62499977   %   6.74999973
       2A5  $   0.00000000 $    0.00000000  $ 5.62499969   %   6.74999963
       2A6  $   0.00000000 $    0.00000000  $ 5.40624985   %   6.48749982
       2A7  $   0.00000000 $    0.00000000  $ 6.28125045   %   7.53750054
       2A8  $   0.00000000 $    0.00000000  $ 5.62500000   %   6.75000000
       2M   $   0.79033289 $    0.00000000  $ 5.60330407   %   6.74999940
       2B1  $   0.79033321 $    0.00000000  $ 5.60330525   %   6.75000080
       2B2  $   0.79033356 $    0.00000000  $ 5.60330157   %   6.74999637
       2B3  $   0.79033321 $    0.00000000  $ 5.60330142   %   6.74999621
       2B4  $   0.79033321 $    0.00000000  $ 5.60330908   %   6.75000539
       2B5  $   0.79033540 $    0.00000000  $ 5.60330718   %   6.75000314

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            67,020.92
                                                               -----------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       305,975,564.11
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  984
                                                               -----------------
       3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance       Balance          Cusip
-----          -------          -----------------       -------          -----
2PO   $              170,922.78 $      170,904.68  $           994.37  GEC986PO2
2A1   $            1,598,040.57 $    1,181,156.10  $           363.43  36158GBS6
2A2   $           73,869,897.57 $   72,273,710.07  $           901.22  36158GBT4
2A3   $          117,726,742.38 $  115,638,923.17  $           917.77  36158GBU1
2A4   $           21,909,000.00 $   21,909,000.00  $         1,000.00  36158GBV9
2A5   $           16,135,000.00 $   16,135,000.00  $         1,000.00  36158GBW7
2A6   $           24,879,000.00 $   24,879,000.00  $         1,000.00  36158GBX5
2A7   $            8,293,000.00 $    8,293,000.00  $         1,000.00  36158GBY3
2A8   $           32,500,000.00 $   32,500,000.00  $         1,000.00  36158GBZ0
SUP2  $          300,614,954.46 $  296,509,557.57  $           935.75  GE986SUP2
2M    $            6,014,711.65 $    6,009,939.62  $           995.35  36158GCA4
2B1   $            2,600,929.47 $    2,598,865.91  $           995.35  36158GCB2
2B2   $            1,463,334.12 $    1,462,173.12  $           995.35  36158GCC0
2B3   $            1,300,464.73 $    1,299,432.95  $           995.35  36158GCH9
2B4   $              650,232.37 $      649,716.48  $           995.35  36158GCJ5
2B5   $              975,515.99 $      974,742.02  $           995.35  36158GCK2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              6        Principal Balance  $      1,824,029.38
                                --------                        ----------------
       2.   60-89 days
            Number              1        Principal Balance  $        239,773.96
                                --------                        ----------------
       3.   90 days or more
            Number              0        Principal Balance  $              0.00
                                --------                        ----------------
       4.   In Foreclosure
            Number              0        Principal Balance  $              0.00
                                --------                        ----------------
       5.   Real Estate Owned
            Number              0        Principal Balance  $              0.00
                                --------                        ----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                            $              0.00
                                                                  --------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 2A6             %               6.48749982
                 2A7             %               7.53750054

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------

F.   Ending Notional Component Balances (if applicable):

                                   Ending Notional Balance
             Class
       Class N/A             $               N/A

     Ending Component Principal Balances (if applicable):

                                  Ending Component Balance
             Class
       Class N/A             $               N/A